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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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                          DATE OF REPORT: JULY 12, 2001

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                       HUNTINGTON BANCSHARES INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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   Maryland                       0-2525                  31-0724920
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(STATE OR OTHER           (COMMISSION FILE NO.)        (IRS EMPLOYER
JURISDICTION OF                                        IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)
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                                Huntington Center
                              41 South High Street
                              Columbus, Ohio 43287
                                 (614) 480-8300
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)


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ITEM  5.  OTHER EVENTS.

         On July 12, 2001, Huntington Bancshares Incorporated ("Huntington") issued a news release announcing a comprehensive restructuring and strategic refocus on its core Midwest markets. The information contained in the news release, which was attached as Exhibit 99.1 to the Current Report on Form 8-K filed on July 12, 2001 (the "Initial Form 8-K"), is incorporated herein by reference. Huntington also presented this information during a conference call which was available via Internet Webcast. The presentation slides were attached as Exhibit 99.2 to the Initial Form 8-K, and are incorporated herein by reference. A transcript of the presentation is attached as Exhibit 99.3 to this amended report, and is incorporated herein by reference.

         The information contained or incorporated by reference in this Current Report on Form 8-K may contain forward-looking statements, including certain plans, expectations, goals, and projections, which are subject to numerous assumptions, risks, and uncertainties. Actual results could differ materially from those contained or implied by such statements for a variety of factors, including: changes in economic conditions; movements in interest rates; competitive pressures on product pricing and services; success and timing of business strategies; the successful integration of acquired businesses; the nature, extent, and timing of governmental actions and reforms; and extended disruption of vital infrastructure.


ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

         Exhibit 99.1       News release of Huntington Bancshares
                            Incorporated, dated July 12, 2001 (previously filed with Initial Form 8-K).

         Exhibit 99.2 Presentation Slides of July 12, 2001 (previously filed with Initial Form 8-K).

         Exhibit 99.3       Presentation Transcript of July 12, 2001.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                       HUNTINGTON BANCSHARES INCORPORATED


Date:    July 13, 2001                      By: /s/ Richard A. Cheap
                                               ---------------------------------
                                               Richard A. Cheap, Secretary




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                                  EXHIBIT INDEX

Exhibit No.                    Description

Exhibit 99.1     *          News release of Huntington Bancshares Incorporated,
                            July 12, 2001.

Exhibit 99.2     *          Presentation Slides of July 12, 2001.

Exhibit 99.3                Presentation Transcript, dated July 12, 2001.


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* Previously filed with Current Report on Form 8-K filed on July 12, 2001.